UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period :	May 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Annual report
4|30|13

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Annual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Financial statements	17

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in Asian markets are substantial. In 2010, the United States’ GDP grew at a rate of 2.7%; meanwhile, Singapore, Taiwan, Thailand, the Philippines, China, and India all saw their economies expand at a rate of 7% to 10%, or more. Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All Country Asia ex Japan Index (ND), have outperformed the U.S. companies in the S&P 500 Index in 8 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s manager is supported by a team of research analysts and specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Strong historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 8 of the past 10 years, in some cases by sizable margins.

The MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

2	Asia Pacific Equity Fund	Asia Pacific Equity Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Asia Pacific Equity Fund

Interview with your fund’s portfolio manager

How did the Asia-Pacific markets perform during the fund’s fiscal year ended April 30, 2013, and which factors helped the fund’s performance the most?

Overall, the Asia-Pacific region experienced strong performance in the last calendar quarter of 2012, but through April 2013, equity markets in the region — outside Japan — were relatively challenged. Some of this may have been because of China’s perceived slowdown in growth. Otherwise, Japan’s recent policy measures, as well as a significant decline in the value of the yen versus other major currencies, put a spotlight on Japanese companies. This development detracted somewhat from the performance of their Asia-Pac competitors.

Stock selection was the key contributor to the fund’s results. Across countries, sectors, and market caps, we generally made strong relative investment decisions on the basis of fundamental, company-specific research.

Could you explain Japan’s effect on other Asia-Pac markets? How, for example, did it affect South Korean companies?

During the past several years, South Korean companies in a range of industries, notably technology and automakers, took market share from Japanese competitors. However, with the arrival in late 2012 of the new government in Japan under Prime Minister Shinzō Abe, especially with the advent of so-called “Abenomics” — Japan’s model of quantitative

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Asia Pacific Equity Fund	5

easing combined with the promise of structural reforms — along with pronounced yen weakness, export-intensive South Korean companies suddenly found strong competition from Japanese counterparts.

Secondly, because South Korea had gained a competitive edge over Japan for many years, investments in South Korea had grown disproportionately large relative to investments in Japan. If Abenomics appears to be successful in sustaining a weak yen and a non-deflationary economic environment more generally, then global portfolios may relinquish some of their South Korean exposures in favor of higher exposures to Japan.

This is not to say that South Korea no longer holds compelling investment opportunities. On the contrary, some of the most exciting themes on the Asia-Pac horizon include the boom in South Korean consumers’ discretionary spending, as well as a real estate recovery, which could contribute to the relative attractiveness of real estate, industrial, and banking investment opportunities.

What is your analysis of the prospects for China-related investments, particularly with its new government hinting at instituting various reforms?

Chinese bureaucrats are drafting policy recommendations for the new government’s reform agenda, which is lengthy and does not currently represent a consensus view. My belief is that we won’t really know until the Chinese government’s full session in October — almost a full year after the senior leadership assumed their current roles — when they will launch the reform drive in earnest.

While the timing of this reform agenda may not serve as a market catalyst, its ideas and message certainly could be. Many of the policymakers who are drafting the ideas for the decision-makers believe we will see a market-oriented agenda, including market pricing for energy, urban initiatives, and the expansion of the country’s social safety net.

I believe that one of the most promising investment themes in China is “true” Chinese urbanization — particularly housing and

Allocations are represented as a percentage of the fund’s net assets as of 4/30/13. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Asia Pacific Equity Fund

infrastructure-related projects geared toward helping China’s 250 million migrant workers — as well as pollution control. Another China-related theme pertains to the region’s tourism and leisure industries, particularly gambling in South Korea-based casinos, which market to Chinese nationals.

Which stocks contributed the most to the fund’s returns?

The top contributor was Singapore-based oilfield services company Ezion. The company provides support to the offshore oil industry in the Pacific Basin, including supply transportation, logistics support, and rig servicing. The stock appreciated on the strength of higher capital expenditures for offshore drilling and rig maintenance in the region. We trimmed the position to take profits, but we maintain exposure to the company as we believe the stock may still have more room to run.

We trimmed or sold a number of other stocks that were positive contributors in the first half of the fund’s fiscal year as they approached what we consider their full valuation potential. These included the second and fourth top contributors: We sold Alliance Global, a Philippines-based food-and-beverage conglomerate, in October after adding to the portfolio’s position during the summer of 2012; and we trimmed Techtronic Industries, a global manufacturer of electronic products.

Another key contributor was the stock of South Korea-based Coway, a water and air purification company. The company was taken over by a private equity firm, and we correctly anticipated that the new owners would want to return capital to shareholders as soon as possible given that they purchased

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Asia Pacific Equity Fund	7

the company with leverage. This had the effect of boosting Coway’s share price.

Which stocks were the major detractors from returns?

In South Korea, two major automakers — Kia Motors and Hyundai — experienced problems when their earnings fell modestly short of expectations. In addition, Kia had a vehicle recall that, while not affecting earnings directly, disproportionately hurt the company’s share price. Lastly, South Korean automakers were buffeted by yen weakness, which, as we discussed, contributed to Japanese competitiveness.

Because of the infrastructure-led slowdown in China, the fund’s position in China National Building Materials Co. held back performance. The company is centrally positioned in China’s cement markets, and through April 2013 the company struggled. An investment in China National Materials is a directional call on the macroeconomic fortunes of China. At period-end, we continued to hold the stock while closely evaluating its near- and mid-term prospects.

What is your outlook for equity markets in the Asia-Pacific region?

A number of stories in Asia ex Japan, driven by growing domestic demand and evolving labor patterns, make us optimistic about the prospects for companies in the region. China, as I’ve already mentioned, may accelerate spending on housing, light rail, and other infrastructure to assist its significant migrant worker population. In South Korea, meanwhile, we see a shift in the pattern of consumption away from luxury retail and toward the travel and gaming industries.

We remain mindful of companies more exposed — or perceived as more exposed — to the developed world’s economic problems. We continue to believe that markets

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

8	Asia Pacific Equity Fund

worldwide will experience periodic sell-offs if and when big economic troubles recur. While we cannot inoculate the portfolio from downshifts in global growth, whether these emanate from a fiscally challenged European economy or the infrastructure-led slowdown in China, we believe we can find returns for our shareholders in segments of Asia-Pacific markets.

Thank you, Daniel, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

Asia Pacific Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	30.41%	22.91%	26.71%	23.71%	26.58%	26.58%	27.82%	23.35%	29.12%	31.56%
(annual average)	7.08	5.46	6.29	5.63	6.26	6.26	6.53	5.55	6.80	7.32

3 years	7.22	1.06	4.90	2.32	4.82	4.82	5.55	1.85	6.38	7.96
Annual average	2.35	0.35	1.61	0.77	1.58	1.58	1.82	0.61	2.08	2.59

1 year	8.96	2.69	8.09	3.09	8.01	7.01	8.25	4.46	8.57	9.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/13

	MSCI All Country	Lipper Pacific Ex Japan Funds
	Asia ex Japan Index (ND)	category average*

Life of fund	51.51%	56.37%
(annual average)	11.30	11.69

3 years	18.60	20.54
Annual average	5.85	6.04

1 year	8.95	10.74

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 4/30/13, there were 99, 57, and 53 funds, respectively, in this Lipper category.

10	Asia Pacific Equity Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,671 ($12,371 with contingent deferred sales charge). A $10,000 investment in the fund’s Class C shares would have been valued at $12,658, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,335 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,912 and $13,156, respectively.

Fund price and distribution information For the 12-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.018		—	—	—		—	$0.040

Capital gains	—		—	—	—		—	—

Total	$0.018		—	—	—		—	$0.040

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$9.36	$9.93	$9.27	$9.24	$9.33	$9.67	$9.33	$9.37

4/30/13	10.18	10.80	10.02	9.98	10.10	10.47	10.13	10.18

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Asia Pacific Equity Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	27.33%	20.01%	23.68%	20.74%	23.66%	23.66%	24.91%	20.54%	26.06%	28.46%
(annual average)	6.56	4.92	5.75	5.08	5.75	5.75	6.03	5.04	6.28	6.81

3 years	3.28	–2.66	1.00	–1.49	0.93	0.93	1.75	–1.82	2.45	3.99
Annual average	1.08	–0.89	0.33	–0.50	0.31	0.31	0.58	–0.61	0.81	1.31

1 year	5.94	–0.15	5.16	0.16	5.06	4.06	5.45	1.76	5.66	6.17

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/12*	1.63%	2.38%	2.38%	2.13%	1.88%	1.38%

Total annual operating expenses
for the fiscal year ended 4/30/12	2.79%	3.54%	3.54%	3.29%	3.04%	2.54%

Annualized expense ratio for
the six-month period ended
4/30/13†‡	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.06% from annualizing the performance fee adjustment for the six months ended 4/30/13.

12	Asia Pacific Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.35	$12.22	$12.21	$10.93	$9.64	$7.06

Ending value (after expenses)	$1,091.90	$1,087.90	$1,087.10	$1,088.40	$1,090.40	$1,093.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.05	$11.78	$11.78	$10.54	$9.30	$6.80

Ending value (after expenses)	$1,016.81	$1,013.09	$1,013.09	$1,014.33	$1,015.57	$1,018.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Asia Pacific Equity Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Asia Pacific Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Asia Pacific Equity Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Asia Pacific Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Asia Pacific Equity Fund	17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from June 12, 2009 (commencement of operations) through April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Equity Fund as of April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 12, 2013

18	Asia Pacific Equity Fund

The fund’s portfolio 4/30/13

COMMON STOCKS (97.2%)*	Shares	Value

Auto components (1.2%)
Hyundai Mobis Co., Ltd. (South Korea)	480	$108,962

		108,962
Automobiles (3.6%)
Kia Motors Corp. (South Korea)	1,483	73,793

Maruti Suzuki India, Ltd. (India)	2,757	85,440

Tata Motors, Ltd. (India)	29,808	165,984

		325,217
Building products (1.7%)
China Liansu Group Holdings, Ltd. (China)	96,000	54,679

Sung Kwang Bend Co., Ltd. (South Korea)	4,400	94,488

		149,167
Capital markets (—%)
BGP Holdings PLC (Malta) F	132,965	175

Yuanta Financial Holding Co., Ltd. (Taiwan)	1	1

		176
Chemicals (0.8%)
PTT Global Chemical PCL (Thailand)	29,300	72,876

		72,876
Commercial banks (15.4%)
Bangkok Bank PCL NVDR (Thailand)	13,100	100,872

Bank Mandiri (Persero) Tbk PT (Indonesia)	115,000	124,196

China Construction Bank Corp. (China)	286,000	239,557

CIMB Group Holdings Berhad (Malaysia)	47,800	121,601

ICICI Bank, Ltd. (India)	5,526	119,356

Industrial and Commercial Bank of China, Ltd. (China)	268,000	188,563

Jammu & Kashmir Bank, Ltd. (India)	4,261	107,777

Kasikornbank PCL NVDR (Thailand)	16,500	119,182

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	110,000	106,351

Security Bank Corp. (Philippines)	21,830	104,589

Siam Commercial Bank PCL (Thailand)	9,800	62,106

		1,394,150
Computers and peripherals (3.3%)
Asustek Computer, Inc. (Taiwan)	8,000	93,115

Casetek Holdings, Ltd. (Taiwan) †	17,000	92,454

Pegatron Corp. (Taiwan) †	67,000	109,654

		295,223
Construction and engineering (5.2%)
China Railway Group, Ltd. (China)	183,000	96,450

China Singyes Solar Technologies Holdings, Ltd. (China)	81,000	70,247

CTCI Corp. (Taiwan)	45,000	89,963

Daelim Industrial Co., Ltd. (South Korea)	931	65,093

Jaypee Infratech, Ltd. (India) †	62,721	43,424

Surya Semesta Internusa Tbk PT (Indonesia)	650,500	105,713

		470,890
Construction materials (2.9%)
China National Building Material Co., Ltd. (China)	58,000	68,463

China Shanshui Cement Group, Ltd. (China)	128,000	72,411

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	44,500	120,833

		261,707

Asia Pacific Equity Fund	19

COMMON STOCKS (97.2%)* cont.	Shares	Value

Consumer finance (1.0%)
Samsung Card Co., Ltd. (South Korea)	2,330	$89,388

		89,388
Diversified financial services (0.8%)
AMMB Holdings Bhd (Malaysia)	32,600	71,790

		71,790
Diversified telecommunication services (2.0%)
PCCW, Ltd. (Hong Kong)	142,000	72,280

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	93,500	112,517

		184,797
Electric utilities (2.1%)
Power Grid Corp. of India, Ltd. (India)	50,764	105,721

Tenaga Nasional Bhd (Malaysia)	31,000	79,984

		185,705
Electronic equipment, instruments, and components (3.4%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	74,260	191,739

TPK Holding Co., Ltd. (Taiwan)	3,000	60,890

Tripod Technology Corp. (Taiwan)	23,530	53,419

		306,048
Energy equipment and services (1.1%)
Ezion Holdings, Ltd. (Singapore)	59,000	97,719

		97,719
Food and staples retail (0.8%)
CP ALL PCL (Thailand)	52,100	75,443

		75,443
Food products (0.6%)
First Resources, Ltd. (Singapore)	39,000	54,778

		54,778
Health-care equipment and supplies (1.1%)
Hartalega Holdings Bhd (Malaysia)	27,100	46,673

Top Glove Corp. Bhd (Malaysia)	24,500	50,892

		97,565
Health-care providers and services (1.0%)
Sinopharm Group Co. (China)	28,800	85,545

		85,545
Hotels, restaurants, and leisure (4.1%)
Hana Tour Service, Inc. (South Korea)	877	56,540

Home Inns & Hotels Management, Inc. ADR (China) †	2,315	57,690

Hotel Shilla Co., Ltd. (South Korea)	1,401	74,038

Kangwon Land, Inc. (South Korea)	4,250	120,210

Sands China, Ltd. (Hong Kong)	11,600	60,839

		369,317
Household durables (2.1%)
Coway Co., Ltd. (South Korea)	2,940	148,962

Techtronic Industries Co. (Hong Kong)	18,500	44,199

		193,161
Industrial conglomerates (3.6%)
Hutchison Whampoa, Ltd. (Hong Kong)	15,000	162,948

Keppel Corp., Ltd. (Singapore)	11,400	99,126

NWS Holdings, Ltd. (Hong Kong)	34,000	60,726

		322,800
Insurance (3.1%)
AIA Group, Ltd. (Hong Kong)	26,000	115,423

China Pacific Insurance (Group) Co., Ltd. (China)	22,800	81,973

Ping An Insurance (Group) Co. of China, Ltd. (China)	10,500	83,146

		280,542

20	Asia Pacific Equity Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Internet software and services (0.5%)
Tencent Holdings, Ltd. (China)	1,400	$48,025

		48,025
IT Services (0.9%)
HCL Technologies, Ltd. (India)	6,176	82,698

		82,698
Machinery (0.4%)
China Automation Group, Ltd. (China)	148,000	33,185

		33,185
Media (0.6%)
Global Mediacom Tbk PT (Indonesia)	236,000	52,795

		52,795
Metals and mining (0.7%)
MMG, Ltd. (Australia) †	220,000	66,055

		66,055
Multiline retail (0.7%)
Matahari Department Store Tbk PT (Indonesia) †	49,000	60,982

		60,982
Oil, gas, and consumable fuels (3.9%)
Cairn India, Ltd. (India)	16,861	97,645

CNOOC, Ltd. (China)	138,000	257,500

		355,145
Pharmaceuticals (1.0%)
Glenmark Pharmaceuticals, Ltd. (India) †	10,449	94,473

		94,473
Real estate investment trusts (REITs) (—%)
Keppel REIT (Singapore) R	2,280	2,795

		2,795
Real estate management and development (7.9%)
Cheung Kong Holdings, Ltd. (Hong Kong)	7,000	105,359

China Overseas Grand Oceans Group, Ltd. (China)	49,000	77,035

China Overseas Land & Investment, Ltd. (China)	24,000	73,298

Hongkong Land Holdings, Ltd. (Hong Kong)	7,000	50,820

Huaku Development Co., Ltd. (Taiwan)	42,000	120,683

Hysan Development Co., Ltd. (Hong Kong)	12,000	59,458

Sun Hung Kai Properties, Ltd. (Hong Kong)	10,000	144,585

UOL Group, Ltd. (Singapore)	15,000	86,831

		718,069
Semiconductors and semiconductor equipment (12.4%)
Samsung Electronics Co., Ltd. (South Korea)	514	709,416

SK Hynix, Inc. (South Korea) †	7,280	197,650

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	59,000	218,911

		1,125,977
Software (0.8%)
Changyou.com, Ltd. ADR (China)	2,424	70,296

		70,296
Specialty retail (1.1%)
OSIM International, Ltd. (Singapore)	64,000	103,662

		103,662
Textiles, apparel, and luxury goods (0.8%)
Prada SpA (Italy)	8,100	73,013

		73,013
Transportation infrastructure (1.4%)
Airports of Thailand PCL (Thailand)	11,100	54,649

Bangkok Expressway PCL (Thailand)	49,700	67,734

		122,383

Asia Pacific Equity Fund	21

COMMON STOCKS (97.2%)* cont.		Shares	Value

Water utilities (1.8%)
Beijing Enterprises Water Group, Ltd. (China)		298,000	$90,243

Hyflux, Ltd. (Singapore)		66,000	73,411

			163,654
Wireless telecommunication services (1.4%)
StarHub, Ltd. (Singapore)		34,000	130,569

			130,569

Total common stocks (cost $7,955,761)			$8,796,742

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

MSCI Daily Total Return Net Emerging Markets
Index (Put)	Jun-13/$400.43	2,088	$8,430

Total purchased equity options outstanding (cost $12,937)			$8,430

SHORT-TERM INVESTMENTS (3.4%)*		Shares	Value

Putnam Short Term Investment Fund 0.04% L		310,884	$310,884

Total short-term investments (cost $310,884)			$310,884

TOTAL INVESTMENTS

Total investments (cost $8,279,582)			$9,116,056

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $9,047,678.

† Non-income-producing security.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $555,346 to cover certain derivatives contracts.

22	Asia Pacific Equity Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	19.2%	Thailand	6.1%

South Korea	19.1	Malaysia	4.1

Taiwan	11.3	United States	3.5

India	9.9	Philippines	1.1

Hong Kong	9.6	Italy	0.8

Indonesia	7.5	Australia	0.7

Singapore	7.1	Total	100.0%

WRITTEN EQUITY OPTIONS OUTSTANDING at 4/30/13 (premiums $8,130)

	Expiration	Contract
	date/strike price	amount	Value

MSCI Daily Total Return Net Emerging Markets
Index (Call)	Jun-13/$442.57	1,031	$1,859

MSCI Daily Total Return Net Emerging Markets
Index (Put)	Jun-13/358.27	2,088	1,996

Total			$3,855

Asia Pacific Equity Fund	23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,287,109	$—	$—

Consumer staples	130,221	—	—

Energy	452,864	—	—

Financials	2,556,735	—	175

Health care	277,583	—	—

Industrials	1,098,425	—	—

Information technology	1,928,267	—	—

Materials	400,638	—	—

Telecommunication services	315,366	—	—

Utilities	349,359	—	—

Total common stocks	8,796,567	—	175

Purchased equity options outstanding	—	8,430	—

Short-term investments	310,884	—	—

Totals by level	$9,107,451	$8,430	$175

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written equity options outstanding	$—	$(3,855)	$—

Totals by level	$—	$(3,855)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24	Asia Pacific Equity Fund

Statement of assets and liabilities 4/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $7,968,698)	$8,805,172
Affiliated issuers (identified cost $310,884) (Notes 1 and 6)	310,884

Cash	66,250

Foreign currency (cost $33,636) (Note 1)	34,078

Dividends, interest and other receivables	23,406

Receivable for shares of the fund sold	1,995

Receivable from Manager (Note 2)	9,309

Total assets	9,251,094

LIABILITIES

Payable for investments purchased	101,430

Payable for shares of the fund repurchased	31,778

Payable for custodian fees (Note 2)	8,977

Payable for investor servicing fees (Note 2)	1,792

Payable for Trustee compensation and expenses (Note 2)	599

Payable for administrative services (Note 2)	16

Payable for distribution fees (Note 2)	2,122

Payable for auditing and tax fees	41,470

Payable for reports to shareholders	10,604

Written options outstanding, at value (premiums $8,130) (Notes 1 and 3)	3,855

Other accrued expenses	773

Total liabilities	203,416

Net assets	$9,047,678

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,279,018

Distributions in excess of net investment income (Note 1)	(34,442)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,037,621)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	840,723

Total — Representing net assets applicable to capital shares outstanding	$9,047,678

(Continued on next page)

Asia Pacific Equity Fund	25

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,538,642 divided by 740,832 shares)	$10.18

Offering price per class A share (100/94.25 of $10.18)*	$10.80

Net asset value and offering price per class B share ($226,845 divided by 22,649 shares)**	$10.02

Net asset value and offering price per class C share ($467,776 divided by 46,853 shares)**	$9.98

Net asset value and redemption price per class M share ($41,664 divided by 4,124 shares)	$10.10

Offering price per class M share (100/96.50 of $10.10)*	$10.47

Net asset value, offering price and redemption price per class R share
($80,550 divided by 7,950 shares)	$10.13

Net asset value, offering price and redemption price per class Y share
($692,201 divided by 67,969 shares)	$10.18

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26	Asia Pacific Equity Fund

Statement of operations Year ended 4/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $16,495)	$162,468

Interest (including interest income of $487 from investments in affiliated issuers) (Note 6)	490

Total investment income	162,958

EXPENSES

Compensation of Manager (Note 2)	68,741

Investor servicing fees (Note 2)	23,436

Custodian fees (Note 2)	27,224

Trustee compensation and expenses (Note 2)	700

Distribution fees (Note 2)	23,104

Administrative services (Note 2)	245

Reports to shareholders	17,559

Auditing and tax fees	47,896

Other	2,222

Fees waived and reimbursed by Manager (Note 2)	(79,696)

Total expenses	131,431

Expense reduction (Note 2)	(376)

Net expenses	131,055

Net investment income	31,903

Net realized loss on investments (net of foreign tax of $27,262) (Notes 1)	(258,006)

Net realized loss on foreign currency transactions (Note 1)	(5,685)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(124)

Net unrealized appreciation of investments and written options during the year	939,183

Net gain on investments	675,368

Net increase in net assets resulting from operations	$707,271

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/13	Year ended 4/30/12

Operations:
Net investment income	$31,903	$32,468

Net realized loss on investments
and foreign currency transactions	(263,691)	(241,167)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	939,059	(1,534,836)

Net increase (decrease) in net assets resulting from operations	707,271	(1,743,535)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,778)	(15,598)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	—	(108)

Class Y	(2,807)	(2,002)

Net realized short-term gain on investments

Class A	—	(278,792)

Class B	—	(6,870)

Class C	—	(11,508)

Class M	—	(1,645)

Class R	—	(2,923)

Class Y	—	(20,671)

From return of capital
Class A	—	(22,612)

Class B	—	(279)

Class C	—	(468)

Class M	—	(67)

Class R	—	(197)

Class Y	—	(2,288)

From net realized long-term gain on investments
Class A	—	(568,107)

Class B	—	(13,999)

Class C	—	(23,450)

Class M	—	(3,352)

Class R	—	(5,956)

Class Y	—	(42,122)

Redemption fees (Note 1)	732	956

Increase (decrease) from capital share transactions (Note 4)	593,896	(73,451)

Total increase (decrease) in net assets	1,286,314	(2,839,044)

NET ASSETS

Beginning of year	7,761,364	10,600,408

End of year (including distributions in excess of net investment
income of $34,442 and $18,862, respectively)	$9,047,678	$7,761,364

The accompanying notes are an integral part of these financial statements.

28	Asia Pacific Equity Fund

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Asia Pacific Equity Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
April 30, 2013	$9.36	.04	.80	.84	(.02)	—	—	(.02)	— [e]	$10.18	8.96	$7,539	1.60	.44	117
April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.36	(16.04)	6,556	1.63	.43	130
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	—	(.67)	.01	13.00	17.20	9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	—	(.45)	— [e]	11.69	21.62 *	6,899	1.60 *	.20 *	106 *

Class B
April 30, 2013	$9.27	(.02)	.77	.75	—	—	—	—	— [e]	$10.02	8.09	$227	2.35	(.25)	117
April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.27	(16.53)	204	2.38	(.35)	130
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	—	(.60)	.01	12.91	16.26	223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	—	(.42)	— [e]	11.64	20.79 *	165	2.27 *	(.48) *	106 *

Class C
April 30, 2013	$9.24	(.04)	.78	.74	—	—	—	—	— [e]	$9.98	8.01	$468	2.35	(.45)	117
April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.24	(16.57)	294	2.38	(.45)	130
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	—	(.62)	.01	12.88	16.32	277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	—	(.42)	— [e]	11.63	20.77 *	77	2.27 *	(.53) *	106 *

Class M
April 30, 2013	$9.33	(.01)	.78	.77	—	—	—	—	— [e]	$10.10	8.25	$42	2.10	(.12)	117
April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	— [e]	9.33	(16.38)	34	2.13	(.08)	130
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	—	(.61)	.01	12.96	16.60	48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	—	(.43)	— [e]	11.66	21.10 *	21	2.04 *	(.28) *	106 *

Class R
April 30, 2013	$9.33	.02	.78	.80	—	—	—	—	— [e]	$10.13	8.57	$81	1.85	.20	117
April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.33	(16.19)	71	1.88	.10	130
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	—	(.66)	.01	12.97	16.90	64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	—	(.42)	— [e]	11.69	21.38 *	15	1.82 *	(.11) *	106 *

Class Y
April 30, 2013	$9.37	.06	.79	.85	(.04)	—	—	(.04)	— [e]	$10.18	9.09	$692	1.35	.64	117
April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	— [e]	9.37	(15.80)	602	1.38	.66	130
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	—	(.70)	.01	13.02	17.53	740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	—	(.46)	— [e]	11.70	21.86 *	384	1.38 *	.42 *	106 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Asia Pacific Equity Fund	Asia Pacific Equity Fund	31

Financial highlights (Continued)

* Not annualized.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2013	0.99%

April 30, 2012	1.16

April 30, 2011	1.81

April 30, 2010	2.36

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	Asia Pacific Equity Fund

Notes to financial statements 4/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through April 30, 2013.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential. The fund may invest in both developed countries and emerging markets, although under normal circumstances the fund will focus on emerging markets. This means that the fund invests primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although the fund may invest in companies in those countries. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013, and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820).

Asia Pacific Equity Fund	33

If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

34	Asia Pacific Equity Fund

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

Asia Pacific Equity Fund	35

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At April 30, 2013, the fund had a capital loss carryover of $992,245 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$562,477	$429,768	$992,245	*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals and foreign taxes paid on capital gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $31,898 to increase distributions in excess of net investment income and $31,898 to decrease accumulated net realized loss.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $58,402 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2013 and April 30, 2013 and (ii) specified ordinary losses recognized during the period between November 1, 2012 and April 30, 2013) to its fiscal year ending April 30, 2014.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $35,555 of certain losses recognized during the period from November 1, 2012 to April 30, 2013 to its fiscal year ending April 30, 2014.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,190,380
Unrealized depreciation	(363,727)

Net unrealized appreciation	826,653
Undistributed ordinary income	23,960
Capital loss carryforward	(992,245)
Post-October capital loss deferral	(35,555)
Late year ordinary loss deferral	(58,402)
Cost for federal income tax purposes	$8,289,403

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

36	Asia Pacific Equity Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI All Country Asia ex Japan Index (ND). Before July 1, 2011, the fund’s benchmark index was the MSCI All Country Asia Pacific Index (ND). Because the performance adjustment is based on a rolling thirty-six month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (MSCI All Country Asia Pacific Index (ND)) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI All Country Asia ex Japan Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.935% of the fund’s average net assets before a decrease of $6,462 (0.080% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $79,696 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Asia Pacific Equity Fund	37

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$19,505	Class R	221

Class B	646	Class Y	1,937

Class C	1,030	Total	$23,436

Class M	97

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $18 under the expense offset arrangements and by $358 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$16,711	Class M	250

Class B	2,214	Class R	379

Class C	3,550	Total	$23,104

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,999 and $52 from the sale of class A and class M shares, respectively, and received $128 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

38	Asia Pacific Equity Fund

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,988,174 and $8,982,444, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	3,119	8,130
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding at the
end of the reporting period	3,119	$8,130

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/13		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	123,752	$1,192,160	89,623	$929,191

Shares issued in connection with
reinvestment of distributions	506	4,979	37,129	301,855

	124,258	1,197,139	126,752	1,231,046

Shares repurchased	(83,827)	(791,104)	(137,744)	(1,497,646)

Net increase (decrease)	40,431	$406,035	(10,992)	$(266,600)

	Year ended 4/30/13		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	8,994	$84,249	8,701	$81,849

Shares issued in connection with
reinvestment of distributions	—	—	2,540	20,474

	8,994	84,249	11,241	102,323

Shares repurchased	(8,348)	(76,628)	(6,505)	(63,194)

Net increase	646	$7,621	4,736	$39,129

	Year ended 4/30/13		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	23,673	$222,826	13,312	$133,189

Shares issued in connection with
reinvestment of distributions	—	—	3,267	26,266

	23,673	222,826	16,579	159,455

Shares repurchased	(8,681)	(81,662)	(6,208)	(63,012)

Net increase	14,992	$141,164	10,371	$96,443

Asia Pacific Equity Fund	39

	Year ended 4/30/13		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	1,030	$9,779	1,233	$11,877

Shares issued in connection with
reinvestment of distributions	—	—	624	5,064

	1,030	9,779	1,857	16,941

Shares repurchased	(556)	(4,844)	(1,941)	(18,019)

Net increase (decrease)	474	$4,935	(84)	$(1,078)

	Year ended 4/30/13		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	4,442	$42,384	4,352	$44,449

Shares issued in connection with
reinvestment of distributions	—	—	1,114	9,022

	4,442	42,384	5,466	53,471

Shares repurchased	(4,083)	(39,759)	(2,846)	(26,365)

Net increase	359	$2,625	2,620	$27,106

	Year ended 4/30/13		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	32,442	$311,724	24,940	$249,377

Shares issued in connection with
reinvestment of distributions	285	2,804	8,262	67,083

	32,727	314,528	33,202	316,460

Shares repurchased	(29,030)	(283,012)	(25,799)	(284,911)

Net increase	3,697	$31,516	7,403	$31,549

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	410,659	55.4%	$4,180,509

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	500

Written equity option contracts (number of contracts)	700

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$8,430	Payables	$3,855

Total		$8,430		$3,855

40	Asia Pacific Equity Fund

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(232)	$(232)

Total	$(232)	$(232)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$773,739	$2,343,855	$3,117,594	$438	$—

Putnam Short Term
Investment Fund*	—	1,019,161	708,277	49	310,884

Totals	$773,739	$3,363,016	$3,825,871	$487	$310,884

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In January 2013, ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013-01 and 2011-11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $178,531 or $0.20 per share (for all classes of shares). Taxes paid to foreign countries were $43,757 or $0.05 per share (for all classes of shares).

For the reporting period ended, the fund hereby designates 65.53%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Asia Pacific Equity Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42	Asia Pacific Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Asia Pacific Equity Fund	43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Proxy Manager, Assistant Clerk,
2010); Senior Financial Analyst, Old Mutual Asset	and Associate Treasurer
Management (2007–2008); Senior Financial	Since 2000
Analyst, Putnam Investments (1999–2007)

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44	Asia Pacific Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Investment Sub-Advisor	Kenneth R. Leibler	Janet C. Smith
The Putnam Advisory	Robert E. Patterson	Vice President,
Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		James P. Pappas
	Jonathan S. Horwitz	Vice President
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Mark C. Trenchard
and Trust Company	Compliance Liaison	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm		Associate Treasurer
KPMG LLP

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN108
281416 6/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2013	$37,955	$--	$3,450	$ —
April 30, 2012	$41,355	$--	$3,350	$ —

For the fiscal years ended April 30, 2013 and April 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,450 and $3,350 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2013	$ —	$ —	$ —	$ —

April 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013